UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2008

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On January 15, 2008, GlobalSCAPE issued a press release announcing that it expects to exceed previously reported fourth quarter and annual revenues and earnings guidance.

A copy of this press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, these exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated January 15, 2008 entitled “GlobalSCAPE Projects 2007 Revenues to Exceed Guidance by almost $1M.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ Charles R. Poole
Charles R. Poole
President and Chief Executive Officer

Dated: January 18, 2008